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Exhibit 99(a)

BANK OF GRANITE CORPORATION

NEWS
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FOR RELEASE:                                                       APRIL 9, 2001

                    FIRST QUARTER EARNINGS PER SHARE UP 9.4%
                               AT BANK OF GRANITE

         Buoyed by strong earnings from its Mortgage Company, Bank of Granite Corporation (NASDAQ: GRAN) reported substantially increased first quarter earnings.

         For the quarter, ending March 31, 2001, the Company earned $3,848,106, or 35(cent) per share, compared to $3,661,476, or 32(cent) per share in the first quarter of 2000. John A. Forlines, Jr., Chairman and Chief Executive Officer, said "first quarter earnings were gratifying, but we are seeing considerable signs of a slower economy in the immediate future". He complimented GLL & Associates, the Company's mortgage loan subsidiary, on their positive effect on overall earnings and said he was cautiously optimistic about the remainder of the year.

         At the end of the first quarter, new records were set in assets, deposits, and loans. Assets were up 9.4% and totaled $702,688,562, the first time ever that assets have exceeded $700 million. Deposits grew 10.9%, for a total of $546,827,506 and loans reached $473,156,573, an increase of 16.6% compared with the first quarter of 2000.

         Key management ratios were once again outstanding, far exceeding the Company's peers and the banking industry generally. For the quarter, the Company earned 2.32% on average assets and the return on average equity was 12.99%. The capital to asset ratio of 17.27% indicates that Bank of Granite remains one of the strongest, best capitalized banks in the country. The efficiency ratio was an outstanding 39.32%. Forlines said he expects 2001 to mark the 48th consecutive year of increased dividends to its shareholders. This is believed to be a record for any banking organization in America.

         Forlines, as always, thanked the "dedicated, hard working professionals", the employees who made these earnings possible.

         Bank of Granite Corporation is the parent of Bank of Granite, which operates fourteen full service offices in Caldwell, Catawba, and Burke Counties, and GLL & Associates, a mortgage banking company headquartered in Winston-Salem,
N. C. Bank of Granite Corporation has over 5,300 shareholders, with 11,106,816 shares of common stock outstanding at the end of the first quarter. Closing price of its stock at the end of the first quarter was $21.19, a 6.3% increase over its closing price of $19.94 at the end of the first quarter in 2000.

         Bank of Granite Corporation's Annual Shareholder's meeting will be held at 10:30 AM at the Holiday Inn, in Hickory, N. C. on Monday, April 23, 2001.

                                    - - 0 - -

Please see "Financial Data" tables, which are attached.

For further information, contact Kirby A. Tyndall, Senior Vice President and Chief Financial Officer at Voice (828) 496-2026, Fax (828) 496-2116 or
Internet: ktyndall@bankofgranite.com.

Bank of Granite Corporation, PO Box 128, Granite Falls, N. C. 28630 www.bankofgranite.com More

Bank of Granite Corporation, Form 8-K, April 9, 2001, page 5 of 7

BANK OF GRANITE CORPORATION
Selected Financial Data

                                                       Three Months Ended
                                                            March 31,
                                               ---------------------------------
   ($ in thousands except per share data)         2001        2000      % change
--------------------------------------------------------------------------------

Consolidated earnings summary:
  Interest income, taxable equivalent          $ 14,542    $ 13,241         9.8%
  Interest expense                                5,544       4,211        31.7%
                                               --------------------
  Net interest income, taxable equivalent         8,998       9,030        -0.4%
  Taxable equivalent adjustment                     446         461        -3.3%
                                               --------------------
  Net interest income                             8,552       8,569        -0.2%
  Loan loss provision                               700         645         8.5%
  Noninterest income                              2,447       1,660        47.4%
  Noninterest expense                             4,501       4,110         9.5%
                                               --------------------
  Income before income taxes                      5,798       5,474         5.9%
  Income taxes                                    1,950       1,813         7.6%
                                               --------------------
  Net income                                   $  3,848     $ 3,661         5.1%
                                               ====================
  Earnings per share - Basic                   $   0.35      $ 0.32         9.4%
  Earnings per share - Diluted                     0.35        0.32         9.4%
                                               --------------------
  Average shares - Basic                         11,142      11,419        -2.4%
  Average shares - Diluted                       11,146      11,428        -2.5%
--------------------------------------------------------------------------------
Consolidated balance sheet data at March 31:
  Total assets                                 $702,689   $ 642,590         9.4%
  Total deposits                                546,828     493,285        10.9%
  Loans (gross)                                 473,157     405,856        16.6%
  Shareholders' equity                          121,352     114,611         5.9%
--------------------------------------------------------------------------------
Consolidated average balance sheet data:
  Total assets                                 $672,380   $ 618,509         8.7%
  Total deposits                                523,528     478,364         9.4%
  Loans (gross)                                 462,659     396,621        16.7%
  Shareholders' equity                          120,132     114,156         5.2%
--------------------------------------------------------------------------------
Consolidated performance ratios:
  Return on average assets                         2.32%       2.38%
  Return on average equity                        12.99%      12.90%
  Efficiency ratio                                39.33%      38.45%
--------------------------------------------------------------------------------
Consolidated asset quality data and ratios:
  Nonaccruing loans                            $  1,571     $ 1,083        45.1%
  Accruing loans 90 days past due                 2,771       1,147       141.6%
  Nonperforming loans                          $  4,342     $ 2,230        94.7%
  Foreclosed properties                             134         196       -31.6%
  Nonperforming assets                            4,476       2,426        84.5%
  Allowance for loan losses                       6,919       5,200        33.1%
  Loans charged off                                 230         269       -14.5%
  Recoveries of loans charged off                    97          77        26.0%
  Net loan charge-offs (recoveries)                 133         192       -30.7%
                                               --------------------
  Net charge-offs to average loans                 0.12%       0.19%
  Nonperforming loans to total assets              0.62%       0.35%
  Allowance coverage of nonperforming loans      159.35%     233.18%
  Allowance for loan losses to gross loans         1.46%       1.28%
  Allowance for loan losses to net loans           1.48%       1.30%
--------------------------------------------------------------------------------
Subsidiary earnings summary:
 Bank of     Net interest income               $  8,030     $ 8,288        -3.1%
 Granite     Loan loss provision                    670         645         3.9%
             Noninterest income                   1,777       1,263        40.7%
             Noninterest expense                  3,545       3,290         7.8%
             Income taxes                         1,852       1,831         1.1%
             Net income                           3,740       3,785        -1.2%
             -------------------------------------------------------------------
GLL &        Net interest income               $    529       $ 334        58.4%
 Associates  Loan loss provision                     30          --          n/a
 (mortgage   Noninterest income                     670         397        68.8%
 bank)       Noninterest expense                    954         774        23.3%
             Income taxes                            98         (17)     -676.5%
             Net income (loss)                      147         (26)     -665.4%
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                                                                            MORE

Bank of Granite Corporation, Form 8-K, April 9, 2001, page 6 of 7


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BANK OF GRANITE CORPORATION
Supplemental Quarterly Financial Data
($ in thousands except per share data)

                                                                         Quarters Ended
                                                   ----------------------------------------------------------
                                                    MAR 31,      Dec 31,     Sep 30,     Jun 30,      Mar 31,
                                                     2001         2000        2000        2000         2000
-------------------------------------------------------------------------------------------------------------
Consolidated earnings summary:
  Interest income, taxable equivalent              $ 14,542     $ 15,059    $ 14,589    $ 14,189     $ 13,241
  Interest expense                                    5,544        5,439       5,035       4,487        4,211
                                                   ----------------------------------------------------------
  Net interest income, taxable equivalent             8,998        9,620       9,554       9,702        9,030
  Taxable equivalent adjustment                         446          453         455         440          461
                                                   ----------------------------------------------------------
  Net interest income                                 8,552        9,167       9,099       9,262        8,569
  Loan loss provision                                   700          955       1,505         788          645
  Noninterest income                                  2,447        2,189       2,136       2,049        1,660
  Noninterest expense                                 4,501        4,206       4,189       4,277        4,110
                                                   ----------------------------------------------------------
  Income before income taxes                          5,798        6,195       5,541       6,246        5,474
  Income taxes                                        1,950        2,104       1,807       2,159        1,813
                                                   ----------------------------------------------------------
  Net income                                       $  3,848     $  4,091    $  3,734    $  4,087     $  3,661
                                                   ==========================================================
  Earnings per share - Basic                       $   0.35     $   0.37    $   0.33    $   0.36     $   0.32
  Earnings per share - Diluted                         0.35         0.37        0.33        0.36         0.32
                                                   ----------------------------------------------------------
  Average shares - Basic                             11,142       11,175      11,288      11,351       11,419
  Average shares - Diluted                           11,146       11,182      11,302      11,361       11,428
-------------------------------------------------------------------------------------------------------------
Consolidated ending balance sheet data:
  Total assets                                     $702,689     $661,623    $640,338    $636,725     $642,590
  Total deposits                                    546,828      517,282     496,068     490,018      493,285
  Loans (gross)                                     473,157      450,398     436,514     422,631      405,856
  Shareholders' equity                              121,352      119,315     117,919     116,132      114,611
-------------------------------------------------------------------------------------------------------------
Consolidated average balance sheet data:
  Total assets                                     $672,380     $651,405    $636,428    $631,454     $618,509
  Total deposits                                    523,528      508,899     493,619     487,007      478,364
  Loans (gross)                                     462,659      444,409     428,585     415,396      396,621
  Shareholders' equity                              120,132      117,916     117,146     115,445      114,156
-------------------------------------------------------------------------------------------------------------
Consolidated performance ratios:
  Return on average assets                            2.32%        2.53%       2.36%       2.60%        2.38%
  Return on average equity                           12.99%       13.95%      12.82%      14.24%       12.90%
  Efficiency ratio                                   39.33%       35.62%      35.83%      36.40%       38.45%
-------------------------------------------------------------------------------------------------------------
Consolidated asset quality data and ratios:
  Nonaccruing loans                                $  1,571     $  1,502    $  1,543    $  1,154     $  1,083
  Accruing loans 90 days past due                     2,771        1,983       1,486         541        1,147
                                                   ----------------------------------------------------------
  Nonperforming loans                                 4,342        3,485       3,029       1,695        2,230
  Foreclosed properties                                 134          134          83         136          196
                                                   ----------------------------------------------------------
  Nonperforming assets                                4,476        3,619       3,112       1,831        2,426
                                                   ----------------------------------------------------------
  Allowance for loan losses                           6,919        6,352       6,004       5,721        5,200
                                                   ----------------------------------------------------------
  Loans charged off                                     230          672       1,351         313          269
  Recoveries of loans charged off                        97           65         129          46           77
                                                   ----------------------------------------------------------
  Net loan charge-offs (recoveries)                     133          607       1,222         267          192
                                                   ----------------------------------------------------------
  Annualized net charge-offs to average loans         0.12%        0.55%       1.15%       0.26%        0.19%
  Nonperforming loans to total assets                 0.62%        0.53%       0.47%       0.27%        0.35%
  Allowance coverage of nonperforming loans         159.35%      182.27%     198.22%     337.52%      233.18%
  Allowance for loan losses to gross loans            1.46%        1.41%       1.38%       1.35%        1.28%
  Allowance for loan losses to net loans              1.48%        1.43%       1.39%       1.37%        1.30%
-------------------------------------------------------------------------------------------------------------
Subsidiary earnings summary:
 Bank of     Net interest income                   $  8,030     $  8,776    $  8,754    $  8,900     $  8,288
 Granite     Loan loss provision*                       670          925       1,475         778          645
             Noninterest income*                      1,777        1,657       1,569       1,556        1,263
             Noninterest expense*                     3,545        3,414       3,329       3,351        3,290
             Income taxes                             1,852        2,028       1,759       2,098        1,831
             Net income                               3,740        4,066       3,760       4,229        3,785
             *Includes effects of new Bounce program:
                    Loss provision                       65           80         118         133           --
                    Noninterest income                  401          480         512         456           --
                    Noninterest expense                  17           17          14          11           --
             ------------------------------------------------------------------------------------------------
GLL &        Net interest income                   $    529     $    438    $    401    $    445     $    334
 Associates  Loan loss provision                         30           30          30          10           --
 (mortgage   Noninterest income                         670          531         566         567          397
 bank)       Noninterest expense                        954          784         849         859          774
             Income taxes                                98           76          48          61          (17)
             Net income (loss)                          147          109          70          92          (26)
-------------------------------------------------------------------------------------------------------------

Bank of Granite Corporation, Form 8-K, April 9, 2001, page 7 of 7